UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2020 (June 26, 2020)

Warner Music Group Corp.

(Exact name of Registrant as specified in its charter)

Delaware	001-32502	13-4271875
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1633 Broadway, New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 275-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered under Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of Exchange on which Registered
Class A Common Stock	WMG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Secured Notes Indenture

On June 29, 2020 (the “Closing Date”), WMG Acquisition Corp. (the “Issuer”), an indirect, wholly-owned subsidiary of Warner Music Group Corp., issued and sold $535 million in aggregate principal amount of its 3.875% Senior Secured Notes due 2030 (the “Dollar Notes”) and €325 million in aggregate principal amount of its 2.750% Senior Secured Notes due 2028 (the “Euro Notes” and, together with the Dollar Notes, the “Notes”) under an Indenture, dated as of June 29, 2020 (the “Secured Notes Base Indenture”), among the Issuer, the guarantors party thereto, Credit Suisse AG, as Notes Authorized Representative and Collateral Agent, and Wells Fargo Bank, National Association, as Trustee (the “Trustee”), as supplemented by (i) in the case of the Dollar Notes, the First Supplemental Indenture, dated as of June 29, 2020 (the “First Supplemental Indenture”), among the Issuer, the guarantors party thereto and the Trustee and (ii) in the case of the Euro Notes, the Second Supplemental Indenture, dated as of June 29, 2020 (the “Second Supplemental Indenture” and, together with the First Supplemental Indenture and the Secured Notes Base Indenture, the “New Secured Notes Indenture”), among the Issuer, the guarantors party thereto and the Trustee.

Interest on the Dollar Notes will accrue at the rate of 3.875% per annum and will be payable semi-annually in arrears on January 15 and July 15, commencing on January 15, 2021. Interest on the Euro Notes will accrue at the rate of 2.750% per annum and will be payable semi-annually in arrears on January 15 and July 15, commencing on January 15, 2021.

Ranking

The Notes are the Issuer’s senior secured obligations and are secured on an equal and ratable basis with all existing and future indebtedness secured with the same security arrangements as the Notes, including the Existing Secured Notes and the Credit Facilities (each as defined below). The Notes rank senior in right of payment to the Issuer’s existing and future subordinated indebtedness; rank equally in right of payment with all of the Issuer’s existing and future senior indebtedness, including the Issuer’s 5.500% Senior Notes due 2026 (the “Existing Unsecured Notes”), the Issuer’s 5.000% Senior Secured Notes due 2023 (the “5.000% Existing Secured Notes” or “5.000% Notes”), the Issuer’s 3.625% Senior Secured Notes due 2026 (the “3.625% Existing Secured Notes” and, together with the 5.000% Existing Secured Notes, the “Existing Secured Notes”) and indebtedness under the Issuer’s senior secured revolving credit facility with Credit Suisse AG, as administrative agent, and the other financial institutions and lenders from time to time party thereto (the “Revolving Credit Facility”) and the Issuer’s senior secured term loan credit facility with Credit Suisse AG, as administrative agent, and the other financial institutions and lenders from time to time party thereto (the “Term Credit Facility” and, together with the Revolving Credit Facility, the “Credit Facilities”) and any future senior secured credit facility; are effectively senior to the Issuer’s unsecured senior indebtedness, including the Existing Unsecured Notes, to the extent of the value of the collateral securing the Notes; and are structurally subordinated in right of payment to all existing and future indebtedness and other liabilities of any of the Issuer’s non-guarantor subsidiaries (other than indebtedness and liabilities owed to the Issuer or one of its subsidiary guarantors (as such term is defined below)).

Guarantees

The Notes are fully and unconditionally guaranteed on a senior secured basis by each of the Issuer’s existing direct or indirect wholly-owned domestic restricted subsidiaries and by any such subsidiaries that guarantee obligations of the Issuer under the Credit Facilities, subject to customary exceptions. Such subsidiary guarantors are collectively referred to herein as the “subsidiary guarantors,” and such subsidiary guarantees are collectively referred to herein as the “subsidiary guarantees.” Each subsidiary guarantee is a senior secured obligation of such subsidiary guarantor and is secured on an equal and ratable basis with all existing and future obligations of such subsidiary guarantor that are secured with the same security arrangements as the guarantee of the Notes (including the subsidiary guarantor’s guarantee of obligations under the Existing Secured Notes and the Credit Facilities). Each subsidiary guarantee ranks senior in right of payment to all subordinated obligations of the subsidiary guarantor; is effectively senior to the subsidiary guarantor’s existing unsecured obligations, including the subsidiary guarantor’s guarantee of the Existing Unsecured Notes, to the extent of the collateral securing such guarantee; ranks equally in right of payment with all of the subsidiary guarantor’s existing and future senior obligations, including the subsidiary guarantor’s guarantee of the Credit Facilities and any future senior secured credit facility, the Existing Secured Notes and the Existing Unsecured Notes; and is structurally subordinated in right of payment to all existing and future indebtedness and other liabilities of any non-guarantor subsidiary of the subsidiary guarantor (other than indebtedness and liabilities owed to the Issuer or one of its subsidiary guarantors). Any subsidiary guarantee of the Notes may be released in certain circumstances.

Optional Redemption

Dollar Notes

At any time prior to July 15, 2023, the Issuer may on any one or more occasions redeem up to 40% of the aggregate principal amount of the Dollar Notes (including the aggregate principal amount of any additional notes of the same series), issued under the Secured Notes Base Indenture, at its option, at a redemption price equal to 103.875% of the principal amount of the Dollar Notes redeemed, plus accrued and unpaid interest thereon, if any, to the date of redemption (subject to the rights of holders of Dollar Notes on the relevant record date to receive interest on the relevant interest payment date) (each, a “Dollar Note Equity Offering Redemption”), with funds in an aggregate amount not exceeding the net cash proceeds of one or more equity offerings by the Issuer or any contribution to the Issuer’s common equity capital made with the net cash proceeds of one or more equity offerings by the Issuer’s direct or indirect parent; provided that:

(1) at least 50% of the aggregate principal amount of the Dollar Notes originally issued under the Secured Notes Base Indenture (including the aggregate principal amount of any additional notes of the same series) remains outstanding immediately after the occurrence of such redemption (unless all Dollar Notes are otherwise repurchased or redeemed substantially concurrently with the corresponding Dollar Note Equity Offering Redemption); and

(2) notice of such redemption is given no more than 180 days after the date of, and may be conditioned upon, the closing of such equity offering.

The Dollar Notes may be redeemed, in whole or in part, at any time prior to July 15, 2025, at the option of the Issuer, at a redemption price equal to 100% of the principal amount of the Dollar Notes redeemed plus the applicable make-whole premium as of, and accrued and unpaid interest thereon, if any, to, the applicable redemption date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date).

On or after July 15, 2025, the Issuer may redeem all or a part of the Dollar Notes, at its option, at the redemption prices (expressed as percentages of principal amount) set forth below plus accrued and unpaid interest thereon, if any, on the Dollar Notes to be redeemed to the applicable redemption date, if redeemed during the twelve-month period beginning on July 15 of the years indicated below:

Year	Percentage
2025	101.938%
2026	101.292%
2027	100.646%
2028 and thereafter	100.000%

In addition, during any 12-month period prior to July 15, 2025, the Issuer will be entitled to redeem up to 10% of the original aggregate principal amount of the Dollar Notes (including the principal amount of any additional notes of the same series) at a redemption price equal to 103% of the aggregate principal amount thereof, plus accrued and unpaid interest thereon, if any, to the redemption date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date).

Euro Notes

At any time prior to July 15, 2023, the Issuer may on any one or more occasions redeem up to 40% of the aggregate principal amount of the Euro Notes (including the aggregate principal amount of any additional notes of the same series), issued under the Secured Notes Base Indenture, at its option, at a redemption price equal to 102.750% of the principal amount of the Euro Notes redeemed, plus accrued and unpaid interest thereon, if any, to the date of redemption (subject to the rights of holders of Euro Notes on the relevant record date to receive interest on the relevant interest payment date) (each, a “Euro Note Equity Offering Redemption”), with funds in an aggregate amount not exceeding the net cash proceeds of one or more equity offerings by the Issuer or any contribution to the Issuer’s common equity capital made with the net cash proceeds of one or more equity offerings by the Issuer’s direct or indirect parent; provided that:

(1) at least 50% of the aggregate principal amount of the Euro Notes originally issued under the Secured Notes Base Indenture (including the aggregate principal amount of any additional notes of the same series) remains outstanding immediately after the occurrence of such redemption (unless all Euro Notes are otherwise repurchased or redeemed substantially concurrently with the corresponding Euro Note Equity Offering Redemption); and

(2) notice of such redemption is given no more than 180 days after the date of, and may be conditioned upon, the closing of such equity offering.

The Euro Notes may be redeemed, in whole or in part, at any time prior to July 15, 2023, at the option of the Issuer, at a redemption price equal to 100% of the principal amount of the Euro Notes redeemed plus the applicable make-whole premium as of, and accrued and unpaid interest thereon, if any, to, the applicable redemption date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date).

On or after July 15, 2023, the Issuer may redeem all or a part of the Euro Notes, at its option, at the redemption prices (expressed as percentages of principal amount) set forth below plus accrued and unpaid interest thereon, if any, on the Euro Notes to be redeemed to the applicable redemption date, if redeemed during the twelve-month period beginning on July 15 of the years indicated below:

Year	Percentage
2023	101.375%
2024	100.688%
2025 and thereafter	100.000%

In addition, during any 12-month period prior to July 15, 2023, the Issuer will be entitled to redeem up to 10% of the original aggregate principal amount of the Euro Notes (including the principal amount of any additional notes of the same series) at a redemption price equal to 103% of the aggregate principal amount thereof, plus accrued and unpaid interest thereon, if any, to the redemption date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date).

Change of Control

Upon the occurrence of a change of control triggering event, which is defined in the Secured Notes Base Indenture, each holder of the Notes has the right to require the Issuer to repurchase some or all of such holder’s Notes at a purchase price in cash equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to the repurchase date.

Covenants

The New Secured Notes Indenture contains covenants limiting, among other things, the Issuer’s ability and the ability of most of its subsidiaries to create liens and consolidate, merge, sell or otherwise dispose of all or substantially all of its assets.

Events of Default

The New Secured Notes Indenture also provides for events of default which, if any of them occurs, would permit or require the principal of and accrued interest on Notes to become or to be declared due and payable.

The foregoing descriptions of the Secured Notes Base Indenture, First Supplemental Indenture, Second Supplemental Indenture and the Notes do not purport to be complete and are qualified in their entirety by reference to the full text of the Secured Notes Base Indenture, First Supplemental Indenture, Second Supplemental Indenture and the Notes, copies of which are incorporated herein by reference and attached hereto as Exhibits 4.1 - 4.5.

Consent Solicitation Supplemental Indenture

On June 26, 2020, the Issuer announced that it had received consents from holders of at least a majority of the outstanding aggregate principal amount (the “Requisite Consents”) of its outstanding 5.000% Notes pursuant to its previously announced tender offer to purchase for cash any and all of the 5.000% Notes and the related solicitation of consents (“Consents”) to the adoption of certain proposed amendments to the indenture governing the 5.000% Notes. The purpose of the solicitation of Consents was to, among other things, amend the indenture governing the 5.000% Notes to eliminate substantially all of the restrictive covenants, certain events of default and other related provisions (the “Proposed Amendments”).

Based on the receipt of the Requisite Consents, the Issuer entered into a tenth supplemental indenture, dated as of June 26, 2020 (the “Tenth Supplemental Indenture”), among the Issuer, the subsidiary guarantors party thereto and Wells Fargo Bank, National Association, as trustee (the “Existing Trustee”), to the indenture, dated as of November 1, 2012 (the “Existing Base Indenture”), by and among the Issuer, the subsidiary guarantors party thereto, the Existing Trustee and Credit Suisse AG, as Notes Authorized Agent and as Collateral Agent, as supplemented by the fifth supplemental indenture, dated as of July 27, 2016, by and among the Issuer, the guarantors party thereto and the Existing Trustee. The Tenth Supplemental Indenture reflects the Proposed Amendments.

The foregoing description of the Tenth Supplemental Indenture and related matters is not complete and is qualified in its entirety by the actual terms of the Tenth Supplemental Indenture, a copy of which is incorporated herein by reference and attached hereto as Exhibit 4.6.

Item 1.02	Termination of a Material Definitive Agreement

Satisfaction and Discharge of 2024 Senior Secured Notes

On June 16, 2020, the Issuer elected to call for redemption in full of (i) all of its outstanding 4.875% Senior Secured Notes due 2024 (the “4.875% Notes”), issued pursuant to the Existing Base Indenture, as supplemented by the Sixth Supplemental Indenture, dated as of October 18, 2016 (the “Sixth Supplemental Indenture” and, together with the Existing Base Indenture, the “4.875% Notes Indenture”), among the Issuer, the subsidiary guarantors party thereto and the Existing Trustee, in accordance with the terms of the 4.875% Notes Indenture and (ii) all of its outstanding 4.125% Senior Secured Notes due 2024 (the “4.125% Notes” and, together with the 4.875% Notes, the “2024 Notes”), issued pursuant to the Existing Base Indenture, as supplemented by the Seventh Supplemental Indenture, dated as of October 18, 2016 (the “Seventh Supplemental Indenture” and, together with the Existing Base Indenture, the “4.125% Notes Indenture”), among the Issuer, the subsidiary guarantors party thereto and the Existing Trustee, in accordance with the terms of the 4.125% Notes Indenture. The redemptions were conditioned, among other things, upon the receipt by the Issuer of gross cash proceeds in an amount satisfactory to the Issuer (such amount to be determined by the Issuer in its sole and absolute discretion) in one or more new debt financings, pursuant to documentation that is in each case in form and substance satisfactory to the Issuer in its sole and absolute discretion. On June 29, 2020, the Issuer irrevocably deposited, or caused to be irrevocably deposited, with the Existing Trustee and Société Générale Luxembourg, as agent for the 4.125% Notes, funds solely for the benefit of the holders of the 2024 Notes in an amount sufficient to pay principal, premium and accrued interest on the 2024 Notes to, but not including, the date of redemption and all other sums payable under the 4.875% Notes Indenture and the 4.125% Notes Indenture. The Trustee executed and delivered acknowledgements of satisfaction, discharge and release, dated as of June 30, 2020, with respect to the satisfaction and discharge of the 4.875% Notes, the 4.875% Notes Indenture, the 4.125% Notes and the 4.125% Notes Indenture.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 concerning the Issuer’s direct financial obligations under the Notes is incorporated herein by reference.

Item 8.01	Other Events.

On June 30, 2020, the Issuer issued a notice of redemption for all of the 5.000% Notes that are not accepted for purchase in the tender offer and consent solicitation. The Issuer currently expects to redeem any 5.000% Notes that are not accepted for purchase in the tender offer and consent solicitation on or about August 1, 2020 at the then-applicable redemption price of 101.250%.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

4.1

Indenture, dated as of June 29, 2020, among WMG Acquisition Corp., the guarantors listed on the signature pages thereto, Credit Suisse AG, as Notes Authorized Representative and as Collateral Agent, and Wells Fargo Bank, National Association, as Trustee, providing for the issuance of secured notes in series.

4.2

First Supplemental Indenture, dated as of June 29, 2020, among WMG Acquisition Corp., the guarantors listed on the signature pages thereto and Wells Fargo Bank, National Association, as Trustee, relating to the 3.875% Senior Secured Notes due 2030.

4.3

Second Supplemental Indenture, dated as of June 29, 2020, among WMG Acquisition Corp., the guarantors listed on the signature pages thereto and Wells Fargo Bank, National Association, as Trustee, relating to the 2.750% Senior Secured Notes due 2028.

4.4	Form of 3.875% Senior Secured Note due 2030 (included in Exhibit 4.2 hereto).

4.5	Form of 2.750% Senior Secured Note due 2028 (included in Exhibit 4.3 hereto).

4.6

Tenth Supplemental Indenture, dated as of June 26, 2020, among WMG Acquisition Corp., the guarantors listed on the signature pages thereto and Wells Fargo Bank, National Association, as Trustee, relating to the 5.000% Senior Secured Notes due 2023.

104	Cover Page to this Current Report on Form 8-K in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WARNER MUSIC GROUP CORP.

BY:	/s/ Paul M. Robinson
Paul M. Robinson
Executive Vice President, General Counsel and Secretary

Date: June 30, 2020

[Signature Page to Closing 8-K]